CHANGING PARAMETERS FUND

Ticker Symbol: CPMPX

Supplement dated January 14, 2026

to the Prospectus and Statement of Additional Information (“SAI”) dated November 28, 2025

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Effective on or about March 2, 2026, U.S. Bank will replace Huntington National Bank as Custodian for the Changing Parameters Fund (the “Fund”). Therefore, all references to Huntington National Bank are removed and replaced with U.S. Bank from the Fund’s Prospectus and SAI as of that date.

You should read this Supplement in conjunction with the Prospectus and SAI for the Fund dated November 28, 2025. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-650-327-7705. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.